UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2004



                         The Hallwood Group Incorporated
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             Exact name of registrant as specified in its charter)


    Delaware                           1-8303                   51-0261339
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation or                                          Identification No.)
organization)


           3710 Rawlins
            Suite 1500
           Dallas, Texas                                        75219
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (214) 528-5588


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          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

     On July 16, 2004, Hallwood Realty Partners, L.P. (the "Partnership") completed a merger with a wholly-owned subsidiary of HRPT Properties Trust ("HRPT"). In connection with the merger, The Hallwood Group Incorporated ("Hallwood") and affiliates sold 330,432 units of limited partnership interests and the general partner interest in the Partnership and other related interests for a total cash price of approximately $66,000,000. Hallwood agreed to have the amount it received with respect to its units reduced by its pro rata share of the attorneys' fees or other amounts awarded by the Delaware Court of Chancery in connection with litigation in the Court of Chancery, styled I.G. Holdings, Inc., et al., v. Hallwood Realty LLC, et al. (C.A. No. 20283), even though
Hallwood and its affiliates are not members of the putative class for whose purported benefit the litigation was commenced. The Court has not yet determined whether any amounts will be withheld or the extent of any such withholding. In addition, the amount paid will be subject to any required income tax withholding. Of the amount received by Hallwood, $18,500,000 has been placed in escrow until the earlier to occur of 12 months from the closing of the transactions, the final determination of any claims by unitholders relating to the tender offer by High River Limited Partnership or the merger, or release from escrow under other specified circumstances.

     The escrow agreement relating to the escrowed amount is attached to this report as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits

        (c)    Exhibits

        2.1* Escrow Agreement, dated as of July 16, 2004, by and among HRPT Properties Trust, HRP GP, LLC, Hallwood Realty, LLC, Hallwood Commercial Real Estate, LLC, HWG, LLC, HWG Realty Investors, LLC, HWG 98 Advisors, Inc., HWG 95 Advisors, Inc. and Wachovia Bank, National Association, as Escrow Agent.

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*    filed herewith

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Date:    July 22, 2004                       THE HALLWOOD GROUP INCORPORATED


                                             By:   /s/ Melvin J. Melle
                                                   -----------------------
                                             Name:    Melvin J. Melle
                                             Title:   Vice President, Chief
                                                      Financial Officer,
                                                      Secretary

                                  Exhibit Index

2.1* Escrow Agreement, dated as of July 16, 2004, by and among HRPT Properties Trust, HRP GP, LLC, Hallwood Realty, LLC, Hallwood Commercial Real Estate, LLC, HWG, LLC, HWG Realty Investors, LLC, HWG 98 Advisors, Inc., HWG 95 Advisors, Inc. and Wachovia Bank, National Association, as Escrow Agent.

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*   filed herewith